                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a party other than the Registrant |_|

Check the appropriate box:
|_| Preliminary proxy statement
|_| Confidential, For Use of the Commission Only (as
|X| Definitive proxy statement permitted by Rule 14a-6(e)(2))
|_| Definitive additional materials
|_| Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                              Micrel, Incorporated
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction.

--------------------------------------------------------------------------------

(5) Total fee paid:

--------------------------------------------------------------------------------

|_| Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------

|_| Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

--------------------------------------------------------------------------------

(2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

(3) Filing Party:

--------------------------------------------------------------------------------

(4) Date Filed:

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

                              MICREL, INCORPORATED
                               2180 FORTUNE DRIVE
                           SAN JOSE, CALIFORNIA 95131

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 27, 2004


To the Shareholders of Micrel, Incorporated:

       NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of Micrel, Incorporated, a California corporation (the "Company"), will be held at the Company's offices located at 2180 Fortune Drive, San Jose, California 95131 on May 27, 2004 at 12:00 p.m., Pacific Daylight Time, for the following purposes:

       1. To elect five directors of the Company to serve until the 2005 annual meeting and until their successors are duly elected and qualified ("Proposal 1");

       2. To ratify the selection of PricewaterhouseCoopers LLP as the independent auditor of the Company for its fiscal year ending December 31, 2004 ("Proposal 2"); and

       3. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

       The foregoing items of business are more fully described in the Proxy Statement, which is attached hereto and made a part hereof. The Annual Meeting will be open to shareholders of record, proxy holders, and others by invitation only. Beneficial owners of shares held by a broker or nominee must present proof of such ownership to attend the Annual Meeting.

       The Board of Directors has fixed the close of business on April 1, 2004 as the record date for determining the shareholders entitled to notice of and to vote at the 2004 Annual Meeting and any adjournment or postponement thereof.

       WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE PROVIDED TO ENSURE YOUR REPRESENTATION AND THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING. IF YOU SEND IN YOUR PROXY CARD AND THEN DECIDE TO ATTEND THE ANNUAL MEETING TO VOTE YOUR SHARES IN PERSON, YOU MAY STILL DO SO. YOUR PROXY IS REVOCABLE IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THE PROXY STATEMENT.

                                       By Order of the Board of Directors,

                                       /s/ Raymond D. Zinn

                                       Raymond D. Zinn
                                       President, Chief Executive Officer
                                       and Chairman of the Board of Directors

San Jose, California
April 27, 2004

                              MICREL, INCORPORATED
                               2180 FORTUNE DRIVE
                           SAN JOSE, CALIFORNIA 95131

                                 ---------------

                                 PROXY STATEMENT

                                 ---------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 27, 2004

GENERAL INFORMATION

       This Proxy Statement is being furnished to the shareholders of Micrel, Incorporated, a California corporation (the "Company") in connection with the solicitation by the Company of proxies in the accompanying form for use in voting at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at 12:00 p.m., Pacific Daylight Time, at the Company's principal executive offices located at 2180 Fortune Drive, San Jose, California 95131, on May 27, 2004, and at any adjournment or postponement thereof. Only holders of the Company's common stock of record on April 1, 2004 (the "Record Date") will be entitled to vote. Holders of common stock are entitled to one vote for each share of common stock held as of the Record Date. There is no cumulative voting. Shares represented by proxies received, properly marked, dated, executed and not revoked will be voted at the Annual Meeting. At the close of business on the Record Date, there were 93,204,958 shares of the Company's common stock outstanding.

SOLICITATION AND VOTING; REVOCABILITY OF PROXIES

       This Proxy Statement and the accompanying proxy were first sent by mail to shareholders on or about April 27, 2004. The costs of this solicitation are being borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited personally or by telephone, facsimile or telegram by certain of the Company's directors, officers and regular employees, without additional compensation.

       Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections. The Inspector of Elections will also determine whether or not a quorum is present. The required quorum for the transaction of business at the Annual Meeting is a majority of the shares entitled to vote at the Annual Meeting, represented either in person or by proxy. The Inspector of Elections will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but not as affirmative votes for purposes of determining the approval of a proposal submitted to the shareholders. If a broker indicates on the proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter ("broker non-votes"), those shares will be considered present and entitled to vote for purposes of determining a quorum but not as affirmative votes for purposes of determining the approval of a proposal. While there is no definitive specific statutory or case law authority in California concerning the proper treatment of abstentions and broker non-votes, the Company believes that the tabulation procedures to be followed by the Inspector of Elections are consistent with the general statutory requirements in California concerning voting of shares and determination of a quorum. At the Annual Meeting, the five nominees receiving the highest number of affirmative votes, represented either in person or by proxy, will be elected to the Board of Directors (the "Board" or "Board of Directors"). Any proxy which is returned using the form of proxy enclosed and which is not marked as to a particular item will be voted as follows:

       o FOR the election of all the director nominees identified in Proposal 1;
       o FOR the ratification of PricewaterhouseCoopers LLP as the independent auditor of the Company as set forth in Proposal 2; and
       o as the proxy holders deem advisable on other matters that may come before the Annual Meeting.

       Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to its exercise. A proxy may be revoked by filing a written notice of revocation or by submitting a duly executed proxy bearing a later date, with the Secretary of the Company prior to the Annual Meeting. A person may also revoke a proxy by attending the Annual Meeting and voting in person. Attendance at the meeting, by itself, will not revoke a proxy.


                                   PROPOSAL 1

ELECTION OF DIRECTORS

       As set by the Board of Directors in accordance with the Bylaws of the Company, the authorized number of directors is five. Directors will hold office from the time of their election until the 2005 annual meeting and until their successors are duly elected and qualified. The five nominees receiving the highest number of affirmative votes will be elected as directors. Only votes cast for a nominee will be counted in determining whether that nominee has been elected as director. Shareholders may withhold authority to vote for the entire slate as nominated or, by writing the name of an individual nominee in the space provided on the proxy card, withhold the authority to vote for any individual nominee. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under California law.

       If any nominees identified in this proposal should decline or be unable to act as a director, the shares may be voted for such substitute nominees as the persons appointed by proxy may in their discretion determine. The proxies cannot be voted for a greater number of persons than the number of nominees named in this proposal.

       The following table sets forth information with respect to the five persons nominated by the Board of Directors for election to the Board at the Annual Meeting.


NOMINEES FOR DIRECTOR        AGE  POSITION                                                        DIRECTOR SINCE
---------------------        ---  --------                                                        --------------

Raymond D. Zinn............  66   President, Chief Executive Officer and Chairman of the Board              1978
Warren H. Muller...........  65   Director                                                                  1978
Larry L. Hansen............  75   Director                                                                  1994
George Kelly...............  69   Director                                                                  1994
Donald H. Livingstone......  61   Director                                                                  2002

       The principal occupations and positions for at least the past five years of the director nominees named above are as follows:

       RAYMOND D. ZINN is a co-founder of the Company and has been its President, Chief Executive Officer and Chairman of its Board of Directors since the Company's inception in 1978. Prior to co-founding the Company, Mr. Zinn held various management and manufacturing executive positions in the semiconductor industry at Electromask TRE, Electronic Arrays, Inc., Teledyne, Inc., Fairchild Semiconductor Corporation and Nortek, Inc. He holds a B.S. in Industrial Management from Brigham Young University and a M.S. in Business Administration from San Jose State University.

       WARREN H. MULLER is a co-founder of the Company and has served as a member of the Company's Board of Directors since the Company's inception in 1978. Mr. Muller currently works as a part-time consultant for the Company. Mr. Muller was Vice President of Test Operations from 1978 until 1999. From 1999 until October 2001, Mr. Muller served as of Chief Technology Officer. He was previously employed in various positions in semiconductor processing and testing at Electronic Arrays, Inc. and General Instruments Corporation. Mr. Muller holds a B.S.E.E. from Clarkson College.

       LARRY L. HANSEN joined the Company's Board of Directors in June 1994. From October 1988 to January 1991, Mr. Hansen served as Executive Vice President of Tylan General, Inc. From February 1964 to September 1988, Mr. Hansen was employed by Varian Associates, where he last served as Executive Vice President. From 1975 to 1979, Mr. Hansen served as Chairman of the U.S. Department of Commerce Technical Advisory Committee on Semiconductor Manufacturing Equipment. Mr. Hansen serves on the Board of Directors of

Electro Scientific Industries, Inc. Mr. Hansen serves as a member of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee of the board of directors.

       GEORGE KELLY joined the Company's Board of Directors in June 1994. He is a retired partner of Deloitte & Touche LLP, where he was employed for thirty years until his retirement in June 1989. He also serves on the Board of Directors of Ion Systems, Inc., a private company. Mr. Kelly serves as a member of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee of the Board of Directors.

       DONALD H. LIVINGSTONE joined the Company's Board of Directors in June 2002. Mr. Livingstone is a director for the Center of Entrepreneurship and a Professor of Accountancy at the Marriott School of Management at Brigham Young University, where he has taught since 1994. Mr. Livingstone serves on the Board of Directors of Humboldt Bancorp and is a Trustee of the Eureka Family of Mutual Funds. Mr. Livingstone serves as a member of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee of the Board of Directors.


          THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE
                 ELECTION OF EACH NOMINEE NAMED IN PROPOSAL 1.






                                   PROPOSAL 2

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

       The Board has selected PricewaterhouseCoopers LLP as the Company's independent auditor for the fiscal year ending December 31, 2004 and has further directed that management submit the selection of the independent auditor for ratification by the shareholders at the Annual Meeting. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

       Shareholder ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent auditor is not required by the Company's Bylaws or otherwise; however, the Board is submitting the selection of PricewaterhouseCoopers LLP to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of a different independent auditor at any time during the year if they determine that such a change would be in the best interests of the Company and its shareholders.


          THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT
                       AUDITOR AS SET FORTH IN PROPOSAL 2.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

       The following table sets forth certain information known to the Company with respect to beneficial ownership of the Company's common stock as of April 1, 2004, by (i) each shareholder known to the Company to own beneficially more than 5% of the Company's Common Stock, (ii) each of the Company's directors,
(iii) the Chief Executive Officer and each of the four other most highly compensated officers (collectively, the "Named Executive Officers") and (iv) all executive officers and directors of the Company as a group.


                                                                                           NUMBER OF SHARES
                                                                                           ----------------
NAME                                                                                     BENEFICIALLY OWNED(1)
----                                                                                     ---------------------
                                                                                         NUMBER        PERCENT
                                                                                         ------        -------
Warren H. Muller (2)....................................................               12,067,800         12.9%
Raymond D. Zinn (3).....................................................               11,578,464         12.4%
Franklin Resources, Inc (4)
  901 Mariners Island Boulevard, 6th Floor
  San Mateo, CA  94404......,,..........................................                9,859,423         10.6%
Capital Research Management Company (5)
  333 South Hope Street
  Los Angeles, CA  90071................................................                5,117,110          5.5%
SmallCap World Fund, Inc (6)
  333 South Hope Street
  Los Angeles, CA  90071................................................                4,767,112          5.1%
Robert Whelton (7)......................................................                  402,207             *
Larry L. Hansen (8).....................................................                  117,500             *
George Kelly (9)........................................................                   91,500             *
Jung-Chen Lin (10)......................................................                   78,294             *
James G. Gandenberger (11)..............................................                   69,126             *
Mark Lunsford (12)......................................................                   60,492             *
Donald H. Livingstone (13)..............................................                    2,700             *
All executive officers and directors as a group (14)....................               24,468,083         25.9%

--------------------
*Less than 1%

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of April 1, 2004 are deemed outstanding. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of each other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to the shares set forth opposite such person's name.
(2) Includes 180,000 shares subject to stock options exercisable within 60 days of April 1, 2004.
(3) Includes 500,619 shares subject to stock options exercisable within 60 days of April 1, 2004.
(4)    Based on a Schedule 13G filed February 13, 2004.
(5) Based on a Schedule 13G filed jointly with SmallCap World Fund, Inc. on February 13, 2004.
(6) Based on a Schedule 13G filed jointly with Capital Research Management Company on February 13, 2004.
(7) Includes 399,449 shares subject to stock options exercisable within 60 days of April 1, 2004.
(8) Includes 37,500 shares subject to stock options exercisable within 60 days of April 1, 2004.
(9) Includes 54,000 shares held of record by the Kelly Family Trust of which Mr. Kelly is a trustee. Includes 37,500 shares subject to stock options exercisable within 60 days of April 1, 2004.
(10) Includes 73,910 shares subject to stock options exercisable within 60 days of April 1, 2004.
(11) Includes 64,397 shares subject to stock options exercisable within 60 days of April 1, 2004.
(12) Includes 60,492 shares subject to stock options exercisable within 60 days of April 1, 2004.
(13) Includes 2,500 shares subject to stock options exercisable within 60 days of April 1, 2004.
(14) Includes 1,356,367 shares subject to stock options exercisable within 60 days of April 1, 2004.

             CERTAIN INFORMATION WITH RESPECT TO EXECUTIVE OFFICERS

       Information regarding each of our executive officers as of April 1, 2004 is set forth below.


NAME                                    AGE  POSITION
----                                    ---  --------
Raymond D. Zinn.....................    66   President, Chief Executive Officer and Chairman of the Board

Robert Whelton......................    64   Executive Vice President of Operations

Robert J. Barker....................    57   Vice President, Corporate Business Development

Richard D. Crowley, Jr..............    47   Vice President, Finance and Chief Financial Officer

James G. Gandenberger...............    43   Vice President, Wafer Fab Operations

Jung-Chen Lin.......................    50   Vice President, Ethernet Products

Mark Lunsford.......................    46   Vice President, World-Wide Sales

Carlos Mejia........................    53   Vice President, Human Resources

Jack B. Small.......................    52   Vice President, Analog Design, R&D

J. Vincent Tortolano................    54   Vice President, General Counsel and Secretary

Scott Ward..........................    49   Vice President, Test Division

Thomas Wong.........................    48   Vice President, High Bandwidth Products

Richard Zelenka.....................    48   Vice President, Quality Assurance

       The principal occupations and positions for at least the past five years of the executive officers named above, other than Mr. Zinn whose information is included above under the caption "Proposal 1 Election of Directors," are as follows:

       Mr. Whelton joined the Company as Executive Vice President of Operations in January 1998. From 1996 to 1997, Mr. Whelton was employed by Micro Linear Corp., where he held the position of Executive Vice President in charge of operations, design, sales and marketing. Prior to Micro Linear, Mr. Whelton was employed by National Semiconductor Corp., from 1985 to 1996 where he held the position of Vice President of the Analog Division. Mr. Whelton holds a B.S.E.E. from U.C. Berkeley, and a M.S.E.E. from the University of Santa Clara.

       Mr. Barker has served as Vice President, Corporate Business Development since October 1999. Mr. Barker also served as the Company's Secretary from May 2000 until May 2001. From April 1994 to September 1999 he held the position of Vice President, Finance and Chief Financial Officer. From April 1984 until he joined Micrel, Mr. Barker was employed by Waferscale Integration, Inc., where his last position was Vice President of Finance and Secretary. Prior to 1984, Mr. Barker held various accounting and financial positions at Monolithic Memories and Lockheed Missiles and Space Co. He holds a B.S. in Electrical Engineering and a M.B.A. from University of California at Los Angeles.

       Mr. Crowley joined the Company as Vice President, Finance and Chief Financial Officer in September 1999. From December 1998 until he joined Micrel, Mr. Crowley was employed by Vantis Corporation as its Vice President, Chief Financial Officer. From 1980 to 1998 Mr. Crowley was employed by National Semiconductor Corporation, where his last position was Vice President, Corporate Controller. He holds a B.B.A. in Finance from the University of Notre Dame and a Masters in Management in Accounting and Finance from Northwestern University.

       Mr. Gandenberger has served as Vice President of Wafer Fab Operations since July 2002. From October 2000 to June 2002 he held the position of Managing Director of Wafer Fab Operations. Prior to joining the Company, Mr. Gandenberger was employed by National Semiconductor Corporation from 1997 to 2000 as the Managing Director of Santa Clara Wafer Fabs. From 1994 to 1997, Mr. Gandenberger was employed by Asyst Technologies where he held the position of Vice President, Sales and Marketing. From 1984 to 1994, Mr. Gandenberger served in a variety of positions at LSI Logic, where his last position was Director of Operations of the VLSI CMOS Division. Mr. Gandenberger holds a B.S. in Business Administration from Saint Mary's College and a M.B.A from Golden Gate University.

       Mr. Lin has served as Vice president of the Ethernet Group since April 2003. He joined the Company through the acquisition of Kendin Communications Inc. in May 2001 as Vice President of Design of Kendin Operations. Prior to the acquisition, he served as Vice President of Engineering at Kendin from 1996 to 2001. Prior to Kendin, Mr. Lin was employed by Pericom Semiconductors Corp as Design Manager of the data communication group from April 1995 to April 1996. He worked for Hitachi Micro Systems, Inc. as Principle Engineer from August 1993 to April 1995. From 1990 to 1993, he was employed by Vitesse Semiconductor Corp., where he held a design manager position. From 1986 to 1990, he worked for Philips Components at various locations as Senior Member of Technical Staff in Mixed Signal Circuit Design area. Mr. Lin holds a Ph.D. and M.S.E.E. degrees from University of Cincinnati, and B.S.E.E. degree from National Taiwan University.

       Mr. Lunsford joined the Company in September 2001 as Vice President World-Wide Sales. Prior to joining Micrel, Mr. Lunsford was Director of Marketing and Business Development at Broadcom Corporation from 2000 to 2001. Prior to 2000, Mr. Lunsford held the position of Vice President WorldWide Sales at Pivotal Technologies from 1999 until Pivotal was acquired by Broadcom in 2000. Prior to 1999 Mr. Lunsford held various senior level management positions at Advanced Micro Devices from 1984 to 1999. He holds a B.S. degree in Mechanical Engineering from the University of California, Davis.

       Mr. Mejia joined the Company in June 1999 as Vice President, Human Resources. From 1976 until he joined Micrel, Mr. Mejia was employed by Analog Devices, Inc. where his last position was Director, Human Resources. Prior to Analog Devices, Inc., Mr. Mejia held various human resource positions at ROHR Industries and California Computer Products. He holds a B.S. in Industrial Technology and a M.A.H.R. from the University of Redlands.

       Mr. Small has served as Vice President, Design and Process Engineering since June 2002. Mr. Small also served as the Company's Vice President, Wafer Fab from April 1998 until June 2002. Prior to joining the Company, Mr. Small was employed by IC Works from 1996 to 1998, where he was Vice President of Operations. From 1971 to 1995, Mr. Small was employed by National Semiconductor Corp. where he held the position of Vice President of Linear Standard Products. Mr. Small holds a B.A. in Physics from U.C. Berkeley and an M.A. in Physics and an M.B.A. from University of California at Los Angeles.

       Mr. Tortolano joined the Company in August 2000 as its Vice President, General Counsel. Mr. Tortolano has also served as the Company's Secretary since May 2001. From 1999 until he joined the Company, Mr. Tortolano was employed by Lattice Semiconductor Corporation, where he held the position of Vice President, Co-General Counsel. From 1983 to 1999, Mr. Tortolano was employed by Advanced Micro Devices, Inc., where his last position was Vice President, General Counsel of AMD's Vantis subsidiary. Mr. Tortolano holds a B.S.E.E. from Santa Clara University and a Juris Doctor degree from University of California at Davis.

       Mr. Ward joined the Company in August 1999 as Vice President, Test Division. From 1997 until he joined Micrel, Mr. Ward was employed by QuickLogic Corporation as Vice President of Engineering. From 1980 to 1997, Mr. Ward was employed by National Semiconductor Corporation where he held various Product Line Director positions in the Analog Division. Mr. Ward holds a B.S.E.T. degree from California Polytechnic University at San Luis Obispo.

       Mr. Wong joined the Company in November 1998 as its Vice President, High Bandwidth Products. Prior to joining the Company, Mr. Wong was a co-founder of Synergy Semiconductor and held various management positions including Chief Technical Officer, Vice President Engineering, Vice President Standard Products and Vice President Product Development for Synergy Semiconductor from 1987 to November 1998 at which time Synergy was acquired by the Company. From 1978 to 1986, Mr. Wong was employed by Advanced Micro Devices where his last position was Design Engineering Manager. He holds a B.S.E.E. from the University of California at Berkeley and a M.S.E.E. from San Jose State University.

       Mr. Zelenka has served as Vice President, Quality Assurance since August 2000. From January 1998 to July 2000 he held the position of Director of Product Assurance. Prior to joining the Company, Mr. Zelenka was employed by National Semiconductor from 1987 to 1998 as a Senior Quality Manager. From 1983 to 1987 Mr. Zelenka was employed by Fairchild Semiconductor where he held the position of Wafer Fab Quality Manager. He holds a B.S. in Chemical Engineering from the University of Wyoming.



COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

       The Board of Directors held four regularly scheduled or special meetings during the fiscal year ended December 31, 2003. Each member of the Board of Directors who served during 2003 attended at least 75% of the total number of meetings of the Board of Directors and of the Committees on which he served during the year.

       The Company has standing Audit, Compensation and Nominating and Corporate Governance Committees of the Board of Directors.

       AUDIT COMMITTEE. The audit committee is responsible for the appointment, compensation and oversight of our independent accountants, reviewing and monitoring the annual audit of our financial statements, our internal controls, our accounting practices and policies and related tasks as specified in its charter or required by the applicable Nasdaq rules. The members of the audit committee presently are Messrs. Livingstone, Kelly, and Hansen, each an independent director as defined by the listing standards of the Nasdaq National Market. Messrs. Livingstone and Kelly qualify as audit committee financial experts within the definition adopted by the Securities and Exchange Commission. In 2003, the audit committee met in person four times and each incumbent member of the audit committee attended at least 75% of those meetings. Please see the information under the caption "Audit Committee Report" for further information regarding the audit committee. The Board of Directors adopted and approved a new charter for the Audit Committee on April 9, 2004. A copy of the charter is attached as Appendix A to this Proxy Statement.

       COMPENSATION COMMITTEE. The Compensation Committee makes recommendations to the Board of Directors regarding all forms of compensation to executive officers and directors and all bonus and stock compensation to employees, administers the Company's stock option plans and performs such other duties as may from time to time be determined by the Board of Directors. The Compensation Committee consists of Messrs. Hansen, Kelly, and Livingstone, each an independent director as defined by the listing standards of the Nasdaq National Market. The Compensation Committee met two times in 2003.

       NOMINATING AND CORPORATE GOVERNANCE COMMITTEE. The Nominating and Corporate Governance Committee makes recommendations to the Board of Directors regarding nominees for the Board, monitors the size and composition of the Board, assists the Board with review and consideration of developments in corporate governance practices and performs such other duties as the Board of Directors shall from time to time prescribe. The Nominating and Corporate Governance Committee consists of Messrs. Kelly, Hansen, and Livingstone, each an independent director as defined by the listing standards of the Nasdaq National Market. The Nominating and Corporate Governance Committee has identified in Proposal 1 its nominees for election at the Annual Meeting. As set forth in the Company's 2003 Proxy Statement, shareholder proposals must have been received no later than

March 1, 2004, to be considered at the Annual Meeting. No shareholder proposals were received by the Secretary within such time and, accordingly, there were no nominees recommended by the shareholders to be considered by the Nominating and Corporate Governance Committee for election at the Annual Meeting. With respect to the election of directors at the 2005 annual meeting, the Nominating and Corporate Governance Committee will consider shareholder nominations if they are timely, in accordance with the provisions set forth in this Proxy Statement under the caption "Shareholder Proposals."

       The Board of Directors adopted and approved a charter for the Nominating and Corporate Governance Committee on November 21, 2002. A copy of the charter is attached as Appendix B to this Proxy Statement.

NOMINATION PROCESS

       The nominating and corporate governance committee identifies director nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members with skills and experience that are relevant to our business and are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective. If any member of the Board of Directors does not wish to continue in service or the committee or Board of Directors decides not to re-nominate a member for re-election, the committee identifies the desired skills and experience of a new nominee consistent with the committee's criteria for Board of Directors service. Current members of the Board of Directors and management are polled for their recommendations. Research may also be performed or third parties retained to identify qualified individuals. To date, we have not engaged third parties to identify or evaluate potential nominees; however, we may in the future choose to do so.

         The nominating and corporate governance committee will consider nominees recommended by stockholders, and any such recommendations should be forwarded to the nominating and corporate governance committee in writing at our executive offices as identified in this proxy statement. Such recommendations should include the following information:

       o such information as may be reasonably necessary to determine whether the recommended director candidate is independent from the security holder that has recommended the candidate;

       o such information as may be reasonably necessary to determine whether the director candidate is qualified to serve on the audit committee; and

       o such information as may be reasonably necessary to determine whether the director candidate meets the independence standards of the Nasdaq National Market.

       We will also request such other information as may reasonably be required to determine whether each person recommended by a security holder meets the criteria listed below and to enable us to make appropriate disclosures to the security holders entitled to vote in the election of directors. Any recommendations received from stockholders will be evaluated in the same manner as potential nominees suggested by board members, management or other parties.

       The nominating and corporate governance committee evaluates director candidates based upon a number of criteria, including:

       o      a high level of personal and professional integrity;

       o commitment to promoting the long term interests of our company's security holders and independence from any particular constituency;

       o professional and personal reputations that are consistent with our values;

       o broad general business experience and acumen, which may include experience in management, finance, marketing and accounting, across a broad range of industries with particular emphasis on the semiconductor industry generally, along with experience operating at a policy-making level in an appropriate business, financial, governmental, educational, non-profit, technological or global field;

       o      adequate time to devote attention to the affairs of the company;

       o such other attributes, including independence, relevant in constituting a board that also satisfies the requirements imposed by the Securities and Exchange Commission and the Nasdaq National Market; and

       o board balance in light of our company's current and anticipated needs and the attributes of the other directors and executives.

SECURITY HOLDER COMMUNICATION WITH BOARD MEMBERS

       Any holder of our securities may contact the Board of Directors or a specified individual director by writing to the attention of the Board of Directors or a specified individual director and sending such communication to our General Counsel at our executive offices as identified in this proxy statement. Each communication from a security holder should include the following information in order to permit security holder status to be confirmed and to provide an address to forward a response if deemed appropriate: o the name, mailing address and telephone number of the security holder sending the communication;

       o the number and type of our securities owned by such security holder; and

       o if the security holder is not a record owner of our securities, the name of the record owner of our securities beneficially owned by the security holder.

       Our General Counsel will forward all appropriate communications to the Board of Directors or individual members of the Board of Directors as specified in the communication. Our General Counsel may (but is not required to) review all correspondence addressed to the Board of Directors, or any individual member of the Board of Directors, for any inappropriate correspondence more suitably directed to management. Communications may be deemed inappropriate for this purpose if it is reasonably apparent from the face of the correspondence that it relates principally to a customer dispute involving the purchase of goods or services from the company or any of its operating units. Our policies regarding the handling of security holder communications were approved by the Board of Directors, including a majority of our independent directors.

ANNUAL MEETING ATTENDANCE

       The policy of the Board of Directors is that all directors attend the annual meeting of stockholders, absent compelling circumstances that prevent attendance. All directors attended the annual meeting of stockholders held in 2003.

EMPLOYMENT AGREEMENTS

       None of the Named Executive Officers has an employment agreement with the Company.

COMPENSATION OF DIRECTORS

       Non-employee directors of the Company receive $1,000 in compensation for each meeting of the Board of Directors attended and $1,000 for each committee meeting not held in conjunction with a Board meeting.

       The Company's 2003 Incentive Award Plan (the "Plan") provides for annual automatic grants of nonqualified stock options to continuing non-employee directors. In accordance with the Plan, as amended, on the date of each annual shareholders' meeting, each individual who is at the time continuing to serve as a non-employee director will automatically be granted an option to purchase 10,000 shares of the Company's Common Stock. All options automatically granted to non-employee directors will have an exercise price equal to 100% of the fair market value, defined as the closing price of a share of the Company's Common Stock on the Nasdaq exchange on the trading day previous to the date of grant, and become exercisable at the rate of 25% per year. On May 22, 2003, Messrs. Kelly, Hansen and Livingstone received automatic stock option grants for 5,000 shares each of the Company's Common Stock.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

       NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING COMPENSATION COMMITTEE REPORT SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS, NOR SHALL IT BE DEEMED TO BE SOLICITING MATERIAL OR DEEMED FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

       COMPENSATION PHILOSOPHY. The Compensation Committee believes that the primary goal of the Company's compensation program should be related to creating shareholder value. The Compensation Committee seeks to offer the Company's executive officers competitive compensation opportunities based upon their personal performance, the financial performance of the Company and their contribution to that performance. The executive compensation program is designed to attract and retain executive talent that contributes to the Company's long-term success, to reward the achievement of the Company's short-term and long-term strategic goals, to link executive officer compensation and shareholder interests through equity-based plans, and to recognize and reward individual contributions to Company performance.

       The compensation of the Company's executive officers consists of three principal components: salary, bonus and long-term incentive compensation.

       SALARY. Salaries for the Company's executive officers are determined primarily on the basis of the executive officer's responsibility, general salary practices of peer companies and the officer's individual qualifications and experience. The base salaries are reviewed annually and may be adjusted by the Compensation Committee in accordance with certain criteria which include (i) individual performance, (ii) the functions performed by the executive officer,
(iii) the scope of the executive officer's on-going duties, (iv) general changes in the compensation peer group in which the Company competes for executive talent, and (v) the Company's financial performance, generally. The weight given such factors by the Compensation Committee may vary from individual to individual. Due to the difficult business conditions impacting the semiconductor industry since early 2001, no salary increases were given to officers for 2001, 2002 and 2003. Furthermore, all officers were subject to pay reductions from April 2001 through December 31, 2003.

       BONUS. In order to increase incentives for outstanding performance, a portion of each executive officer's compensation is paid in the form of contingent cash bonuses. The bonus amounts for executive officers are dependent in part on the Company's net income performance, as well as individualized criteria such as achievement of specified goals for the department or divisions for which the executive officer has responsibility and satisfactory completion of special projects supervised by the executive officer.

       LONG-TERM INCENTIVE AWARDS. Stock options serve to further align the interests of management and the Company's shareholders by providing executive officers with an opportunity to benefit from the stock price appreciation that can be expected to accompany improved financial performance. Options also enhance the Company's ability to attract and retain executives. The number of option shares granted and other option terms, such as vesting, are determined by the Compensation Committee, based on recommendations of management in light of, among other factors, each executive officer's level of responsibility, prior performance and other compensation. However, the Company does not provide any quantitative method for weighing these factors, and a decision to grant an award is primarily based upon an evaluation of the past as well as the future anticipated performance and responsibilities of the individual in question.

       CHIEF EXECUTIVE OFFICER COMPENSATION. The compensation of the Chief Executive Officer is reviewed annually on the same basis as discussed above for all executive officers. Raymond D. Zinn's base salary for the fiscal year ended December 31, 2003 was $301,625, which reflects a pay reduction equal to or greater than the pay reduction taken by other officers. Mr. Zinn's full base salary, prior to reductions, was established, in part, by comparing the base salaries of chief executive officers at other companies of similar size and geographic location using published compensation sources. Mr. Zinn's compensation is also based on his position and responsibilities, his past and expected contribution to the Company's future success and on the financial performance of the Company. The Compensation Committee's assessment is that Mr. Zinn's compensation is at the low end of the range for Chief Executives with comparable responsibilities in companies of similar size and complexity. However, at Mr. Zinn's request, the Committee has chosen to keep Mr. Zinn's base salary at such a level.

       POLICY REGARDING DEDUCTIBILITY OF COMPENSATION. The Company is required to disclose its policy regarding qualifying executive compensation for deductibility under Section 162(m) of the Internal Revenue Code of 1986, as amended, which provides that, for purposes of the regular income tax and the alternative minimum tax, the otherwise allowable deduction for compensation paid or accrued with respect to the executive officers of a publicly-held corporation, which is not performance-based compensation, is limited to no more than $1 million per year per officer. It is not expected that the compensation to be paid to the Company's executive officers for the fiscal year ended December 31, 2004 will exceed the $1 million limit per officer. Option grants under the 2003 Incentive Award Plan are intended to qualify as performance-based compensation not subject to the $1 million limitation.

       OPTION EXCHANGE PROGRAM. In November 2002 we implemented a voluntary stock option exchange program to address the increasing inability of existing options to serve as a meaningful incentive for employees to remain in the Company's employ. Under the program, employees who held outstanding options to purchase shares of common stock with an exercise price of $13.00 or higher per share, were given the opportunity to exchange those options for new options that would be granted at least six months and two days after the completion of the option exchange program. The Company's directors, CEO and CFO were not eligible to participate in the stock option exchange program. The offer to exchange contemplated a grant of new options to eligible employees in a ratio equivalent to one new option granted for every two options elected for exchange and cancelled with respect to employees who held the position of vice president or higher, and two new options granted for every three options elected for exchange and cancelled with respect to all other employees.

       On December 11, 2002 we accepted for exchange and cancellation options to purchase an aggregate of 3,330,401 shares of our common stock. On June 13, 2003 we granted new options to purchase an aggregate of 2,131,675 shares of our common stock to replace the eligible options that had been tendered and cancelled under the program. The exercise price per share for the new options was $10.72, the closing sales price of our common stock as quoted on the Nasdaq National Market on the date preceding the replacement grant date.

       The table below provides certain information concerning our executive officers who tendered eligible options in the option exchange program and the options that were cancelled pursuant to that program. Except for the December 2002 option exchange program, the Company has not implemented any other option repricing or option cancellation/regrant programs.

                                                                                                          LENGTH OF
                                                                                                          ORIGINAL
                                                                                                         OPTION TERM
                                             NUMBER OF                                                  REMAINING AT
                                             SECURITIES     MARKET PRICE                                   DATE OF
                                             UNDERLYING     OF STOCK AT    EXERCISE PRICE   NEW         CANCELLATION
                              DATE OF         OPTIONS         TIME OF        AT TIME OF     EXERCISE    ------------
           NAME             CANCELLATION      REPRICED      CANCELLATION    CANCELLATION      PRICE        (YEARS)
           ----             ------------      --------      ------------    ------------      -----        -------
Mark A. Downing (1)           12/11/02         7,575           $9.75           $33.00        $10.72          1.0
                              12/11/02          500             9.75            22.86         10.72          1.0
                              12/11/02         54,925           9.75            33.00         10.72          1.0
                              12/11/02         2,000            9.75            22.86         10.72          1.0

James G. Gandenberger         12/11/02         41,400           9.75            38.75         10.72          7.7
   Vice President,            12/11/02         5,162            9.75            38.75         10.72          7.7
   Wafer Fab Operations       12/11/02         1,199            9.75            38.75         10.72          7.7
                              12/11/02         2,917            9.75            28.03         10.72          8.6
                              12/11/02         23,999           9.75            10.09         10.72          9.3
                              12/11/02         4,802            9.75            10.09         10.72          9.3

Jeng-Chen Lin                 12/11/02         92,462           9.75            25.20         10.72          8.5
   Vice President,            12/11/02         7,538            9.75            25.20         10.72          8.5
   Ethernet Products

J. Vincent Tortolano,         12/11/02         5,405            9.75            46.25         10.72          7.6
   Vice President,            12/11/02         57,095           9.75            46.25         10.72          7.6
   General Counsel            12/11/02         6,771            9.75            28.03         10.72          8.6

Thomas S. Wong                12/11/02         2,020            9.75            49.50         10.72          7.6
   Vice President,            12/11/02         5,333            9.75            49.50         10.72          7.6
   High Band Width            12/11/02         22,980           9.75            49.50         10.72          7.6
                              12/11/02         3,250            9.75            28.03         10.72          8.6
                              12/11/02         1,704            9.75            49.50         10.72          7.6

Richard Zelenka               12/11/02         2,000            9.75            49.50         10.72          7.6
   Vice President,            12/11/02          443             9.75            22.86         10.72          9.6
   Quality Assurance          12/11/02         3,000            9.75            49.50         10.72          7.6
                              12/11/02          650             9.75            28.03         10.72          8.6
                              12/11/02          557             9.75            22.86         10.72          9.3

------------------
(1) Prior to his departure from the Company in October, 2003, Mr. Downing served as our Vice President, Marketing.

                                                COMPENSATION COMMITTEE

                                                Larry L. Hansen, Chairman
                                                George Kelly
                                                Donald Livingstone

                             AUDIT COMMITTEE REPORT

       The audit committee currently consists of Messrs. Livingstone, Kelly and Hansen, with Mr. Livingstone serving as the chairman of the committee and one of the audit committee's financial experts. Our audit committee is composed of "independent" directors, as that term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards, and operates under a written charter adopted by the Board of Directors, a copy of which is attached as Appendix A to this proxy statement.

       Management is responsible for the company's internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the company's consolidated financial statements in accordance with generally accepted accounting principles and to issue a report thereon. The audit committee's responsibility is to monitor and oversee these processes.

       The following is the audit committee's report submitted to the Board of Directors for the fiscal year ended December 31, 2003.

       The audit committee has:

       o reviewed and discussed the company's audited financial statements with management and PricewaterhouseCoopers LLP, the company's independent accountants;

       o discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented; and

       o received from PricewaterhouseCoopers LLP the written disclosures and the letter regarding their independence as required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and discussed the auditors' independence with them.

       Based on the review and discussions referred to above, the audit committee recommended to the Board of Directors that the audited financial statements be included in the company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003, for filing with the Securities and Exchange Commission.

       THE AUDIT COMMITTEE REPORT SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER THESE ACTS.

                                                  AUDIT COMMITTEE

                                                  Donald Livingstone, Chairman
                                                  George Kelly
                                                  Larry L. Hansen

                             EXECUTIVE COMPENSATION

       The following table sets forth the annual compensation earned during the years ended December 31, 2003, 2002 and 2001 by each of the Company's Named Executive Officers:


                                               SUMMARY COMPENSATION TABLE


                                                          ANNUAL                     LONG-TERM
                                                       COMPENSATION                 COMPENSATION
                                                                                      SECURITIES
                                                                                      UNDERLYING      ALL OTHER
         NAME AND PRINCIPAL POSITION          YEAR      SALARY($)    BONUS($)(1)      OPTIONS(#)    COMPENSATION(2)
         ---------------------------          ----      ---------    -----------    -------------   ---------------
     Raymond D. Zinn,...................      2003        $301,625            --          3,095         $16,796
       President, Chief Executive             2002         308,625            --             --          16,729
     Officer and                              2001         301,251            --             --          15,314
        President, Chief Executive
     Officer
        and Chairman of the Board
     James G. Gandenberger, ............      2003         182,336       $50,500         84,503             222
        Vice President, Wafer Fab             2002         177,982            --         36,000             222
       Operations                             2001         168,154        20,000         29,376             222

     Robert Whelton,....................      2003         209,687            --         42,247           1,465
        Executive Vice President,             2002         206,806            --         40,000           1,465
        Operations                            2001         204,688            --             --           1,465

     Mark Lunsford (3),.................      2003         168,572        24,721          1,762             333
        Vice President, World-Wide Sales      2002         162,471            --             --             333
                                              2001          42,799            --        150,000              68

     Jung-Chen Lin (4), ................      2003         183,273            --        110,000             333
        Vice President, Ethernet              2002         172,699            --             --             331
     Products                                 2001         104,369            --             --             141

-----------------------
(1) All bonuses for a particular year reflect amounts earned in that year whether or not paid in that or the following year.
(2) Represents premiums paid on term life insurance and an automobile allowance for Mr. Zinn of $13,849 in 2001, $13,910 in 2002, and $14,302
       in 2003.
(3)    Mr. Lunsford joined the company in September 2001.
(4)    Mr. Lin joined the company in June 2001.

                        STOCK OPTION GRANTS AND EXERCISE

                        OPTION GRANTS IN LAST FISCAL YEAR

       The following table provides certain information with respect to the grant of stock options under the Company's 2003 Incentive Award Plan to each of the Named Executive Officers during the fiscal year ended December 31, 2003.


                                                                                  POTENTIAL REALIZABLE VALUE AT
                                NUMBER OF                                         ASSUMED ANNUAL RATES OF STOCK
                                SECURITIES   % OF TOTAL                              PRICE APPRECIATION FOR
                                UNDERLYING   OPTIONS TO   EXERCISE                        OPTION TERM(12)
                                 OPTIONS      EMPLOYEES   PRICE PER   EXPIRATION -------------------------------
           NAME                 GRANTED(1)    IN FISCAL     SHARE       DATE        0%         5%         10%
           ----                 ----------       ------       -----  ----------     --         --         ---
                                              YEAR(11)
                                              --------

Raymond D. Zinn..............    3,095 (1)      0.08%      $10.50      5/27/13   $2,012     $23,714     $57,011--
Robert Whelton...............    2,247 (1)      0.06        10.50      5/27/13    1,460      17,217      41,390
                                40,000 (1)      1.07        13.09      8/28/13   13,200     350,791     868,721
James G. Gandenberger........   41,400 (2)      1.11        10.72      6/13/13      --      249,435     660,069
                                 6,355 (3)      0.17        10.72      6/13/13      --       38,289     101,322
                                23,999 (4)      0.64        10.72      6/13/13      --      144,594     382,633
                                 5,162 (5)      0.14        10.72      6/13/13      --       31,101      82,301
                                 1,199 (6)      0.03        10.72      6/13/13      --        7,224      19,116
                                   317 (7)      0.01        10.72      6/13/13      --        1,910       5,054
                                 4,802 (8)      0.13        10.72      6/13/13      --       28,932      76,562
                                 1,269 (9)      0.03        10.72      6/13/13      --        7,646      20,233
Jung-Chen Lin................   10,000 (1)      0.27        10.72      6/13/13      --       60,250     159,437
                               100,000 (4)      2.68        10.72      6/13/13      --      602,500   1,594,370
Mark Lunsford................    1,054 (10)     0.03        10.50      5/27/13      685       8,076      19,415
                                   708 (1)      0.02        10.50      5/27/13      460       3,525      13,042

----------------

(1)    The option vests in equal installments over five years.
(2) 80% of the option vested at the time of grant with the remaining 20% vesting on October 27, 2004.
(3)    The option was fully vested at the time of grant.
(4) 40% of the option vested at the time of grant with the remaining 60% vesting in equal installments over three years.
(5) 34% of the option vested at the time of grant with the remaining 66% vesting in equal installments over two years.
(6)    The option vests on August 5, 2006.
(7)    The option vests on June 13, 2006.
(8) 25% of the option vested at the time of grant with the remaining 75% vesting over four years.
(9) The option vests in equal installments over four years beginning June 13, 2003.
(10)   The option vests in equal installments over three years.
(11) The total number of shares underlying all options granted to employees in 2003 was 3,725,003.
(12) The potential realizable value portion of the foregoing table is based on the rules of the Securities and Exchange Commission and does not represent our estimates or projections of the future price of our common stock. Actual gains, if any, on stock option exercise are dependent upon a number of factors, including the future performance of the Common Stock, overall stock market conditions, and the timing of option exercises, if any. There can be no assurance that amounts reflected in this table will be achieved.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END VALUES

       The following table sets forth for each of the Named Executive Officers certain information concerning the number of shares subject to both exercisable and unexercisable stock options as of December 31, 2003. Also reported are values for "in-the-money" options that represent the positive spread between the respective exercise prices of outstanding stock options and the fair market value of the Company's common stock as of December 31, 2003.

                                                              NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                         UNDERLYING UNEXERCISED OPTIONS     IN-THE-MONEY OPTIONS AT
                                                              AT DECEMBER 31, 2003          DECEMBER 31, 2003($)(1)
                                                              --------------------          -----------------------
                         SHARES ACQUIRED      VALUE
          NAME            ON EXERCISE(#)  REALIZED($)(2)  EXERCISABLE   UNEXERCISABLE   EXERCISABLE     UNEXERCISABLE
          ----            --------------  --------------  -----------   -------------   -----------     -------------
Raymond D. Zinn...........        --               --       500,000          3,095      $1,265,000          $15,661
Robert Whelton............    49,000         $503,000       449,000         74,247       3,707,970          381,208
James G. Gandenberger.....        --               --        64,397         51,106         251,664          157,327
Jung-Chen Lin.............        --               --        73,910         70,001         561,190          338,805
Mark Lunsford.............        --               --        60,000         91,762              --            8,916

-----------------------------

(1) Calculated by determining the difference between the fair market value of the securities underlying the option at December 31, 2003 which was $15.56 and the exercise price of the Named Executive Officers' respective options.

                      EQUITY COMPENSATION PLAN INFORMATION

       The following table sets forth information as of December 31, 2003 for all of our current equity compensation plans, including our 1989 Stock Option Plan, our 1994 Stock Option Plan, our 1996 Amended and Restated Stock Purchase Plan, our 2000 Non-Qualified Stock Incentive Plan ("2000 Plan"), and our 2003 Incentive Award Plan.

                                                                                     NUMBER OF SECURITIES
                                    NUMBER OF SECURITIES                            REMAINING AVAILABLE FOR
                                      TO BE ISSUED UPON      WEIGHTED-AVERAGE        FUTURE ISSUANCE UNDER
                                         EXERCISE OF         EXERCISE PRICE OF     EQUITY COMPENSATION PLANS
                                    OUTSTANDING OPTIONS,   OUTSTANDING OPTIONS,      (EXCLUDING SECURITIES
                                     WARRANTS AND RIGHTS    WARRANTS AND RIGHTS    REFLECTED IN COLUMN (A))
                                     -------------------    -------------------    -----------------------
          PLAN CATEGORY                      (A)                    (B)                       (C)
          -------------
Equity Compensation Plans
Approved by Security Holders......      11,431,651 (1)             $12.70                 4,320,437 (2)
Equity Compensation Plans Not
Approved by Security Holders......          86,334 (3)             $16.17                   113,406 (4)
Total.............................      11,517,985                 $12.73                 4.433,843

----------
(1) Includes (i) 2,977,962 shares of common stock issuable upon the exercise of options granted under the 2003 Plan, of which 877,659 shares were exercisable as of December 31, 2003 (ii) 8,354,489 shares of common stock issuable upon the exercise of options granted under the 1994 Plan, of which 6,345,443 shares were exercisable as of December 31, 2003, and
       (iii) 99,200 shares of common stock issuable upon the exercise of options granted under our 1989 Stock Option Plan, all of which were exercisable as of December 31, 2003.
(2) Includes (i) 3,441,444 shares of common stock available for issuance under the 2003 Plan, (ii) 321,522 shares of common stock available for issuance under the 1994 Plan, and (iii) 557,471 shares of common stock available for issuance under the 1994 Stock Purchase Program.
(3) Represents shares of common stock issuable upon the exercise of options granted under the 2000 Plan. (4) Represents the remaining shares of common stock available for issuance under the 2000 Plan.

SUMMARY OF THE 2000 PLAN

       The following is a summary of the principal features of the 2000 Plan. The summary, however, does not purport to be a complete description of all the provisions of the 2000 Plan and is qualified in its entirety by reference to the 2000 Plan itself.

STOCK SUBJECT TO THE 2000 PLAN

       The aggregate number of shares of common stock which are subject to issuance under the 2000 Plan will not exceed 200,000. The shares available for issuance under the 2000 Plan may be either previously unissued shares or treasury shares. The Administrator (as defined below) shall make appropriate adjustments in the number of securities subject to the 2000 Plan and to outstanding awards thereunder to reflect a stock split, reverse stock split, stock dividend, reclassification or combination or similar event affecting the shares. Shares covered by an award under the 2000 Plan that is forfeited or canceled, expires or is settled in cash, will continue to be available for issuance under the 2000 Plan.

ADMINISTRATION OF THE PLAN

       The 2000 Plan is administered by the Board or a committee designated by the Board (the "Administrator"). The Administrator has the authority to select the persons to whom awards are to be made, to determine the number of shares subject to such award, to set, amend, construe and interpret the terms and conditions of the award, and to take any other action that is consistent with the terms of the 2000 Plan.

ELIGIBILITY

       Awards under the 2000 Plan may be granted only to employees and consultants of the Company. Officers and directors of the Company are not eligible to receive awards under the 2000 Plan.

TERMS AND CONDITIONS OF 2000 PLAN AWARDS.

       The 2003 Plan provides that the Administrator may grant or issue nonqualified stock options, stock appreciation rights, restricted stock, dividend equivalents, performance units, performance shares, any other security with the value derived from the value of the Company's Common Stock, or any combination thereof. Each award will be set forth in a separate agreement with the person receiving the award and will indicate the type, terms and conditions of the award.

       Subject to the terms of the 2000 Plan, the Administrator shall determine the terms and conditions of awards, including vesting schedules, repurchase provisions, forfeiture provisions, form of payment, and satisfaction of performance criteria. Performance criteria may be based on one or more of the following factors:

       o      increase in share price;

       o      earnings per share;

       o      total stockholder return;

       o      return on equity;

       o      return on assets;

       o      return on investment;

       o      net operating income;

       o      cash flow;

       o      revenue;

       o      economic value added;

       o      personal management objectives; or

       o      other measures specified by the Administrator.

       The exercise price or purchase price of each award under the 2000 Plan shall be determined by the Administrator in accordance with the principles of
Section 424(a) of the Code. Unless otherwise determined by the Administrator, the per share exercise price of nonqualified stock options shall not be less than 85% of the fair market value per share on the date of grant.

EXERCISE OF 2000 PLAN AWARDS

       An option may be exercised by delivering written notice of such exercise to the Company in accordance with the terms of the award, together with full payment for the shares. The Administrator may in its discretion and subject to applicable laws allow payment in the following forms:

       o      cash;

       o      check;

       o full recourse promissory note in a form and with terms prescribed by the Administrator;

       o payment through the delivery of shares of common stock of the Company;

       o payment through the delivery of a notice that the optionee has placed a market sell order with a broker with respect to shares of common stock then issuable on exercise of the option, and that the broker will pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the option exercise price; or

       o      payment through any combination of the foregoing.

WITHHOLDING TAX OBLIGATIONS

       As a condition to the issuance or delivery of stock pursuant to the exercise of an award granted under the 2000 Plan, the Company requires participants to make arrangements acceptable to the Administrator for the satisfaction of applicable withholding tax obligations. Upon the exercise of an award, the Company shall withhold or collect an amount sufficient to satisfy such withholding tax obligations.

CORPORATE TRANSACTIONS

       In the event of (i) a merger or consolidation in which the Company is not the surviving entity, (ii) the sale of substantially all the assets of the Company, or (iii) the change in control of more than 50% of the Company's voting securities, all outstanding awards under the 2000 Plan shall terminate, unless otherwise assumed by the surviving entity or acquiring person.

TERM OF THE 2000 PLAN AND AMENDMENTS

       The 2000 Plan will expire on November 16, 2010, unless earlier terminated. The 2000 Plan can be amended, suspended or terminated by the Board. Amendments of the 2000 Plan will not, without the consent of the participant, affect such person's rights under an award previously granted under the 2000 Plan.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

       Through August 28, 2003, the Compensation Committee consisted of Messrs. Hansen, Kelly and Muller. On August 28, 2003, Mr. Muller was replaced as a committee member by Mr. Livingstone. There are and were no interlocking relationships between the Board of Directors or the Compensation Committee and the board of directors or compensation committee of any other company, nor has any such relationship existed in the past. Mr. Muller served as Vice President of Test Operations for the Company from 1978 until 1999, and Chief Technology Officer from 1999 until October 2001. Mr. Muller currently works as a part-time consultant for the Company.


STOCK PERFORMANCE GRAPH

       NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING STOCK PERFORMANCE GRAPH SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS, NOR SHALL IT BE DEEMED TO BE SOLICITING MATERIAL OR DEEMED FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

       The following stock performance graph compares the percentage change in the cumulative total shareholder return on the Company's common stock from December 31, 1998 through the end of the Company's last fiscal year, December 31, 2003, with the percentage change in the cumulative total return for The Nasdaq Stock Market (U.S. Companies) and the Goldman Sachs Technology Index. The comparison assumes an investment of $100 on December 31, 1998 in the Company's common stock and in each of the foregoing indices and assumes reinvestment of dividends. THE STOCK PRICE PERFORMANCE SHOWN ON THE GRAPH BELOW IS NOT NECESSARILY INDICATIVE OF FUTURE PRICE PERFORMANCE.


                              MICREL, INCORPORATED
                                NASDAQ COMPOSITE
                         GOLDMAN SACHS TECHNOLOGY INDEX





                              [PERFORMANCE GRAPH]

                              INDEPENDENT AUDITORS

       PricewaterhouseCoopers LLP ("PwC") was the Company's independent auditor for the year ended December 31, 2003. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire. Moreover, they will be available to respond to appropriate questions from shareholders.

       Deloitte & Touche LLP was previously the principal accounting firm engaged by the Company. On August 30, 2002, the Company notified Deloitte & Touche that it would not be retained as independent auditor for the fiscal year 2002. This action followed the Company's extensive evaluation of Deloitte & Touche and other firms to audit Micrel's consolidated financial statements for its fiscal year ending December 31, 2002. The Audit Committee recommended, and the Board of Directors of the Company approved, the appointment of PwC as the Company's independent auditor for fiscal year 2002.

       The audit report of Deloitte & Touche on the consolidated financial statements of Micrel and its subsidiaries as of and for the year ended December 31, 2001 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

       During the fiscal year ended December 31, 2001, and the subsequent interim period through June 30, 2002, (i) there were no disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of Deloitte & Touche would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports; and (ii) there were no reportable events as set forth in Item 304(a)(1)(v) of Regulation S-K.

       The Company engaged PwC as its independent auditor for fiscal year 2002 effective September 6, 2002. During the fiscal year ended December 31, 2001, and the subsequent interim period through June 30, 2002, the Company did not consult with PwC regarding the application of accounting principles to any specific transaction, either proposed or completed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements. There were no disagreements or reportable events about which the Company consulted with PwC.

       The information below represents the aggregate fees billed by PricewaterhouseCoopers LLP for audit services rendered in connection with the consolidated financial statements and reports for the year ended December 31, 2003 and for other services rendered during fiscal year 2003 on behalf of Micrel, as well as all out-of-pocket costs incurred in connection with these services, which have been billed to Micrel:

       AUDIT FEES. The aggregate fees billed for professional services rendered for the audit of our annual financial statements for the fiscal years ending December 31, 2003 and December 31, 2002, and the reviews of the financial statements included in our Forms 10-Q, or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements, for those fiscal years were $203,350 and $140,000, respectively.

       AUDIT-RELATED FEES. The aggregate fees billed in the year ending December 31, 2003 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the registrant's financial statements and are not included in the above paragraph. No audit-related fees were billed in the years ending December 31, 2002 and 2003.

       TAX FEES. The aggregate fees billed in each of the years ending December 31, 2003 and December 31, 2002 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $104,084 and $13,000, respectively. 2003 and 2002 tax fees consisted of fees for tax compliance and tax audit report services.

       ALL OTHER FEES. No fees were billed for services rendered by our principal accountants, other than described above, for the fiscal years ending December 31, 2003 and December 31, 2002.

       All audit related services, tax services and other services were pre-approved by our audit committee, which concluded that the provision of such services by PricewaterhouseCoopers LLP was compatible with the maintenance of that firm's independence in the conduct of its auditing functions. The audit committee's pre-approval policy provides for the pre-approval of audit, audit-related and tax services specifically described by the committee on an annual basis, and unless a type of service is pre-approved under the policy, it will require separate pre-approval by the committee if it is to be provided by the independent auditor. The policy authorizes the committee to delegate to one or more of its members pre-approval authority with respect to permitted services.

                                  OTHER MATTERS

ANNUAL REPORT AND FINANCIAL STATEMENTS

       The 2003 Annual Report of the Company, which includes its audited financial statements for the fiscal year ended December 31, 2003, is enclosed with this Proxy Statement.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       Under the securities laws of the United States, the Company's directors, executive officers, and any persons holding more than ten percent of the Company's common stock ("Reporting Persons") are required to report, to the Securities and Exchange Commission and to the Nasdaq Stock Market, their initial ownership of the Company's stock and any subsequent changes in that ownership. Specific due dates for these reports have been established, and the Company is required to disclose in this Proxy Statement any failure to file these reports on a timely basis.

       Based solely on its review of the copies of such reports received by it or written representations from certain Reporting Persons that no Forms 3, 4 or 5 were required, the Company believes that during fiscal 2003, all Reporting Persons complied with all applicable filing requirements.

SHAREHOLDER PROPOSALS

       REQUIREMENTS FOR SHAREHOLDER PROPOSALS TO BE BROUGHT BEFORE AN ANNUAL MEETING. For shareholder proposals to be considered properly brought before the Company's 2005 annual meeting by a shareholder, the shareholder must have given timely notice in writing to the Secretary of the Company. To be timely, a shareholder's notice must be delivered to or mailed and received by the Secretary of the Company at the principal executive offices of the Company, not later than March 1, 2005. A shareholder's notice to the Secretary must set forth as to each matter the shareholder proposes to bring before the annual meeting
(i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the shareholder proposing such business, (iii) the class and number of shares of the Company which are beneficially owned by the shareholder, and (iv) any material interest of the shareholder in such business.

       REQUIREMENTS FOR SHAREHOLDER PROPOSALS TO BE CONSIDERED FOR INCLUSION IN THE COMPANY'S PROXY MATERIALS. Shareholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 and intended to be presented at the Company's 2005 annual meeting of shareholders must be received by the Company not later than December 28, 2004, in order to be considered for inclusion in the Company's proxy materials for that meeting.

OTHER BUSINESS

       The Board of Directors knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgments of the persons voting the proxies.

       It is important that the proxies be returned promptly and that your shares be represented. Shareholders are urged to fill in, sign and promptly return the accompanying proxy card in the enclosed envelope.

ANNUAL REPORT ON FORM 10-K

       The Company's Annual Report on Form 10-K for the year ended December 31, 2003, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. A copy of this Form 10-K may be obtained by each shareholder receiving this Proxy Statement without charge upon request. Please direct such requests to: Micrel, Incorporated, Attention - Secretary, 2180 Fortune Drive, San Jose, California, 95131, (408) 944-0800.


                                     By Order of the Board of Directors,

                                     /s/ Raymond D. Zinn

                                     Raymond D. Zinn
                                     President, Chief Executive Officer and
                                     Chairman of the Board of Directors


April 27, 2004
San Jose, California

                                   APPENDIX A

                             AUDIT COMMITTEE CHARTER
                             OF THE AUDIT COMMITTEE
                             OF MICREL, INCORPORATED


       This Audit Committee Charter was adopted by the Board of Directors (the "Board") of Micrel, Incorporated (the "Company") on April 9, 2004.

I.     PURPOSE

       The purpose of the Audit Committee (the "Committee") is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.

       In addition to the powers and responsibilities expressly delegated to the Committee in this Charter, the Committee may exercise any other powers and carry out any other responsibilities delegated to it by the Board from time to time consistent with the Company's bylaws. The powers and responsibilities delegated by the Board to the Committee in this Charter or otherwise shall be exercised and carried out by the Committee as it deems appropriate without requirement of Board approval, and any decision made by the Committee (including any decision to exercise or refrain from exercising any of the powers delegated to the Committee hereunder) shall be at the Committee's sole discretion. While acting within the scope of the powers and responsibilities delegated to it, the Committee shall have and may exercise all the powers and authority of the Board. To the fullest extent permitted by law, the Committee shall have the power to determine which matters are within the scope of the powers and responsibilities delegated to it.

       Notwithstanding the foregoing, the Committee's responsibilities are limited to oversight. Management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements as well as the Company's financial reporting process, accounting policies, internal audit function, internal accounting controls and disclosure controls and procedures. The independent auditor is responsible for performing an audit of the Company's annual financial statements, expressing an opinion as to the conformity of such annual financial statements with generally accepted accounting principles and reviewing the Company's quarterly financial statements. It is not the responsibility of the Committee to plan or conduct audits or to determine that the Company's financial statements and disclosure are complete and accurate and in accordance with generally accepted accounting principles and applicable laws, rules and regulations. Each member of the Committee shall be entitled to rely on the integrity of those persons within the Company and of the professionals and experts (including the Company's independent auditor) from which the Committee receives information and, absent actual knowledge to the contrary, the accuracy of the financial and other information provided to the Committee by such persons, professionals or experts.

       Further, auditing literature, particularly Statement of Accounting Standards No. 71, defines the term "review" to include a particular set of required procedures to be undertaken by independent auditors. The members of the Committee are not independent auditors, and the term "review" as used in this Charter is not intended to have that meaning and should not be interpreted to suggest that the Committee members can or should follow the procedures required of auditors performing reviews of financial statements.

II.    MEMBERSHIP

       The Committee shall consist of at least three members of the Board; provided, that if at any time there is a vacancy on the Committee and the remaining members meet all membership requirements, then the Committee may consist of two members until the earlier of the Company's next annual stockholders meeting or one year from the occurrence of the vacancy. Each Committee member must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement. Members of the Committee are not required to be engaged in the accounting and auditing profession and, consequently, some members may not be expert in financial matters, or in matters involving auditing or accounting. However, at least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. In addition, either at least one member of the Committee shall be an "audit committee financial expert" within the definition adopted by the Securities and Exchange Commission (the "SEC") or the Company shall disclose in its periodic reports required pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") the reasons why at least one member of the Committee is not an "audit committee financial expert." Each Committee member shall satisfy the independence requirements of the Nasdaq Stock Market and Rule 10A-3(b)(1) under the Exchange Act; provided, that if a member of the Committee ceases to be independent for reasons outside the member's reasonable control, then the member may remain on the Committee until the earlier of the Company's next annual stockholders meeting or one year from the occurrence of the event that caused the member to cease to be independent.

       The members of the Committee, including the Chair of the Committee, shall be appointed by the Board on the recommendation of the Nominating/Corporate Governance Committee. Committee members may be removed from the Committee, with or without cause, by the Board.

III.   MEETINGS AND PROCEDURES

       The Chair (or in his or her absence, a member designated by the Chair) shall preside at each meeting of the Committee and set the agendas for Committee meetings. The Committee shall have the authority to establish its own rules and procedures for notice and conduct of its meetings so long as they are not inconsistent with any provisions of the Company's bylaws that are applicable to the Committee.

       The Committee shall meet at least once during each fiscal quarter and more frequently as the Committee deems desirable. The Committee shall meet separately, periodically, with management, with the internal auditor if such position is occupied, and with the independent auditor.

       All non-management directors that are not members of the Committee may attend and observe meetings of the Committee, but shall not be entitled to vote. The Committee may, at its discretion, include in its meetings members of the Company's management, representatives of the independent auditor, any other financial personnel employed or retained by the Company or any other persons whose presence the Committee believes to be necessary or appropriate. Notwithstanding the foregoing, the Committee may also exclude from its meetings any persons it deems appropriate, including, but not limited to, any non-management director that is not a member of the Committee.

       The Committee may retain any independent counsel, experts or advisors (accounting, financial or otherwise) that the Committee believes to be necessary or appropriate. The Committee may also utilize the services of the Company's regular legal counsel or other advisors to the Company. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report or performing other audit, review or attest services, for payment of compensation to any advisors employed by the Committee and for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

       The Committee may conduct or authorize investigations into any matters within the scope of the powers and responsibilities delegated to the Committee.

IV.    POWERS AND RESPONSIBILITIES

       INTERACTION WITH THE INDEPENDENT AUDITOR

       1. APPOINTMENT AND OVERSIGHT. The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor (including resolution of any disagreements between Company management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company, and the independent auditor shall report directly to the Committee.

       2. PRE-APPROVAL OF SERVICES. Before the independent auditor is engaged by the Company or its subsidiaries to render audit or non-audit services, the Committee shall pre-approve the engagement. Committee pre-approval of audit and non-audit services will not be required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Committee regarding the Company's engagement of the independent auditor, provided the policies and procedures are detailed as to the particular service, the Committee is informed of each service provided and such policies and procedures do not include delegation of the Committee's responsibilities under the Exchange Act to the Company's management. The Committee may delegate to one or more designated members of the Committee the authority to grant pre-approvals, provided such approvals are presented to the Committee at a subsequent meeting. If the Committee elects to establish pre-approval policies and procedures regarding non-audit services, the Committee must be informed of each non-audit service provided by the independent auditor. Committee pre-approval of non-audit services (other than review and attest services) also will not be required if such services fall within available exceptions established by the SEC.

       3. INDEPENDENCE OF INDEPENDENT AUDITOR. The Committee shall, at least annually, review the independence and quality control procedures of the independent auditor and the experience and qualifications of the independent auditor's senior personnel that are providing audit services to the Company. In conducting its review:

              (i) The Committee shall ensure that the independent auditor prepare and deliver, at least annually, a written statement delineating all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard 1. The Committee shall actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that, in the view of the Committee, may impact the objectivity and independence of the independent auditor. If the Committee determines that further inquiry is advisable, the Committee shall take appropriate action in response to the independent auditor's report to satisfy itself of the auditor's independence.

              (ii) The Committee shall confirm with the independent auditor that the independent auditor is in compliance with the partner rotation requirements established by the SEC.

              (iii) The Committee shall, if applicable, consider whether the independent auditor's provision of any permitted information technology services or other non-audit services to the Company is compatible with maintaining the independence of the independent auditor.

       ANNUAL FINANCIAL STATEMENTS AND ANNUAL AUDIT

       4.     MEETINGS WITH MANAGEMENT AND THE INDEPENDENT AUDITOR.

              (i) The Committee shall meet with management and the independent auditor in connection with each annual audit to discuss the scope of the audit, the procedures to be followed and the staffing of the audit.

                     (ii) The Committee shall review and discuss with management and the independent auditor any material off-balance sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Company with unconsolidated entities of which the Committee is made aware that do not appear on the financial statements of the Company and that may have a material current or future effect on the Company's financial condition, results of operations, liquidity, capital expenditures, capital resources or significant components of revenues or expenses.

              (iii) The Committee shall review and discuss the annual audited financial statements with management and, if necessary, the independent auditor, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

       5.     SEPARATE MEETINGS WITH THE INDEPENDENT AUDITOR.

              (i) The Committee shall discuss with the independent auditor the report that such auditor is required to make to the Committee regarding: (A) all accounting policies and practices to be used that the independent auditor identifies as critical; (B) all alternative treatments within GAAP for policies and practices related to material items that have been discussed among management and the independent auditor, including the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (C) all other material written communications between the independent auditor and management of the Company, such as any management letter, management representation letter, reports on observations and recommendations on internal controls, independent auditor's engagement letter, independent auditor's independence letter, schedule of unadjusted audit differences and a listing of adjustments and reclassifications not recorded, if any.

              (ii) The Committee shall discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," as then in effect.

       6. RECOMMENDATION TO INCLUDE FINANCIAL STATEMENTS IN ANNUAL REPORT. The Committee shall, based on the review and discussions in paragraphs 4(iii) and 5(ii) above, and based on the disclosures received from the independent auditor regarding its independence and discussions with the auditor regarding such independence pursuant to subparagraph 3(i) above, determine whether to recommend to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year subject to the audit.

       QUARTERLY FINANCIAL STATEMENTS

       7. Meetings with Management and the Independent Auditor. The Committee shall review and discuss the quarterly financial statements with management and, if necessary, the independent auditor, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

       OTHER POWERS AND RESPONSIBILITIES

       8. The Committee shall review all related-party transactions on an ongoing basis and all such transactions must be approved by the Committee.

       9. The Committee shall discuss with management and the independent auditor any correspondence from or with regulators or governmental agencies, any employee complaints or any published reports that raise material issues regarding the Company's financial statements, financial reporting process, accounting policies or internal audit function.

       10. The Committee shall discuss with the Company's General Counsel or outside counsel any legal matters brought to the Committee's attention that could reasonably be expected to have a material impact on the Company's financial statements.

       11. The Committee shall request assurances from management and the independent auditor that the Company's foreign subsidiaries and foreign affiliated entities, if any, are in conformity with applicable legal requirements, including disclosure of affiliated party transactions.

       12. The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters. The Committee shall also establish procedures for the confidential and anonymous submission by employees regarding questionable accounting or auditing matters.

       13. The Committee shall provide the Company with the report of the Committee with respect to the audited financial statements required by Item 306 of Reg. S-K, for inclusion in each of the Company's annual proxy statements.

       14. The Committee, through its Chair, shall report regularly to, and review with, the Board any matter the Committee determines is necessary or advisable to report to the Board.

       15. The Committee shall at least annually perform an evaluation of the performance of the Committee and its members, including a review of the Committee's compliance with this Charter.

       16. The Committee shall at least annually review and reassess this Charter and submit any recommended changes to the Board for its consideration.

                                   APPENDIX B


                          CHARTER OF THE NOMINATING AND

                         CORPORATE GOVERNANCE COMMITTEE

                              MICREL, INCORPORATED


                              AUTHORITY AND PURPOSE

       The Nominating and Corporate Governance Committee (the "Committee") of Micrel, Incorporated (the "Corporation") is appointed by the Corporation's Board of Directors (the "Board") to assist and advise the Board on composition and operation of the Board, including membership selection, committee selection and rotation practices, and to assist with review and consideration of developments in corporate governance practices. The Committee shall undertake those specific duties and responsibilities listed below and such other duties as the Board shall from time to time prescribe.

       The primary objectives of the Nominating and Corporate Governance Committee are to assist the Board by: (i) considering and/or recruiting individuals qualified to become Board members and recommending that the Board select a group of director nominees for each next annual meeting of the Corporation's stockholders; (ii) recommending members of the Audit, Compensation and Nominating and Corporate Governance Committees of the Board who are qualified and experienced "independent" directors; (iii) assisting management and the Board in developing and recommending to the Board corporate governance policies and procedures applicable to the Corporation; and (iv) monitoring compliance with appropriate corporate governance practices as they relate to the duties of both management and the Board. All powers of the Committee are subject to the restrictions designated in the Corporation's bylaws and by applicable law.


                              COMMITTEE MEMBERSHIP

       The Committee members (the "Members") shall be elected annually by the Board and will serve at the discretion of the Board. The Committee will consist of at least three (3) members of the Board, each of whom shall satisfy the applicable independence requirements of NASDAQ and any other relevant regulatory requirements. Unless otherwise directed by the Board, Committee members shall serve until his or her successor has been duly qualified and appointed by the Board.


                           DUTIES AND RESPONSIBILITIES

       The duties of the Committee shall include, without limitation, the following:

Nominating Responsibilities

              (1)    Monitor the size and composition of the Board;

              (2) Consider and make recommendations to the Board with respect to the nominations or elections of directors of the Corporation;

              (3) Appoint directors to committees and suggest rotations for chairpersons of committees of the Board as the Board deems desirable from time to time; and

              (4) Recommend to the Board a policy on succession planning for the CEO and senior executive management; review the policy on an annual basis and report to the Board on the results.

In considering potential new directors and officers, the Committee will review individuals from various disciplines and backgrounds. Among the qualifications to be considered in the selection of candidates are broad experience in business, finance or administration; familiarity with national and international business matters; familiarity with the Corporation's industry; and prominence and reputation. Since prominence and reputation in a particular profession or field of endeavor are what bring most persons to the Board's attention, there is the further consideration of whether the individual has the time available to devote to the work of the Board and one or more of its committees.

       A review is also to be made of the activities and associations of each candidate to ensure that there is no legal impediment, conflict of interest, or other consideration that might hinder or prevent service on the Board. In making its selection, the Committee will bear in mind that the foremost responsibility of a director of a Corporation is to represent the interests of the shareholders as a whole.

       The Committee shall periodically review and reassess the adequacy of this Charter and propose any changes to the Board for approval.

       (a)    Corporate Governance Responsibilities

              (1) Regularly review issues and developments related to corporate governance and recommend to the Board new governance standards and/or modifications to existing standards;

              (2) Evaluate and recommend any revisions to board and committee meeting policies and logistics;

              (3)    Consider and recommend changes in the size of the Board;
                     and

              (4) On an annual basis, solicit input from the Board and conduct a review of the effectiveness of the operation of the Board and its committees, including reviewing governance and operating practices.


                               CONDUCT OF BUSINESS

       The Committee shall conduct its business in accordance with this Charter and any direction by the Board of Directors. The Committee shall report, at least annually, to the Board. Prior to the annual meeting of shareholders, the Committee will recommend to the Board the persons who will be the nominees of the Board of Directors for the election of whom the Board will solicit proxies. As part of this process, the Committee will review candidates recommended by shareholders of the Corporation. A shareholder who wishes to recommend an individual for Board membership may do so by writing to: Corporate Secretary, Micrel, Incorporated, 1849 Fortune Drive, San Jose, CA 95131. Notice by a shareholder that the shareholder intends to nominate one or more persons as a Board member at a meeting of shareholders or otherwise must be received by the Secretary within the time periods prescribed by the Corporation's bylaws and applicable law.

                                    MEETINGS

       The Committee will meet at least twice per year and more frequently as circumstances require. The Committee may establish its own schedule which it will provide to the Board in advance.

                                     MINUTES

       The Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of committees of the Board.

       (i)    COMMITTEE RESOURCES

       The Nominating and Corporate Governance Committee shall have the authority to obtain advice and seek assistance from internal or external legal, accounting or other advisors. The Committee shall have the authority to retain and terminate any search firm to be used to identify director candidates, including authority to approve such search firm's fees and other retention terms.

                                                                                                             Please Mark
                                                                                                             Here for
                                                                                                             Address Change  /  /
                                                                                                             or Comments
                                                                                                             SEE REVERSE SIDE
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF
DIRECTORS AND FOR PROPOSAL 2.
                                                                                                          FOR   AGAINST   ABSTAIN
Shares represented by this proxy will be voted as directed
by the shareholder. IF NO SUCH DIRECTIONS ARE INDICATED, THE     2. To ratify the appointment of
PROXIES WILL HAVE AUTHORITY TO VOTE FOR THE ELECTION OF ALL         PricewaterhouseCoopers LLP as the     / /     / /       / /
DIRECTORS AND FOR PROPOSAL 2.                                       Company's independent auditors for
                                                                    the fiscal year ending December 31,
                                                                    2004.
                                                                 3. In their discretion, the Proxies are authorized to vote upon
1. Election of Directors (see reverse)                              such business as may properly come before the Annual Meeting.

   01 Raymond D. Zinn       FOR   WITHHOLD
   02 Warren H. Muller
   03 Larry L. Hansen       / /     / /                                   PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
   04 George Kelly                                                        CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.
   05 Donald Livingstone

FOR, except vote withheld from the following nominee(s):

_____________________________________________________________






SIGNATURE___________________________________________ SIGNATURE_________________________________________ DATE____________________
NOTE: PLEASE SIGN AS NAME APPEARS HEREON. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE
OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

                                                       ^ FOLD AND DETACH HERE ^
TRAVEL DIRECTIONS TO MICREL
(FOR MEETING APPOINTMENTS)

From San Francisco Int'l Airport
or San Francisco via US 101:

  Take US 101 south (towards San Jose);
  exit Montague Expwy.; right at Trade
  Zone Blvd.; immediate right at Ringwood
  Ave., left on Fortune Dr.                                                        [PICTURE OMITTED]

FROM SAN JOSE INT'L AIRPORT:

  Take Airport Parkway (becomes Brokaw Rd.
  then Murphy Rd.); left on Ringwood Ave.;
  right on Fortune Dr.

FROM SAN FRANCISCO VIA I-280

  Take I-280 South (toward San Jose); exit I-880 north (toward Oakland); exit Montague Expwy. east;
  right at Trade Zone Blvd.; immediate right at Ringwood Ave., left on Fortune Dr. 2180 Fortune
  Drive 1931 Fortune Drive 1849 Fortune Drive
  San Jose, CA 95131 408-944-0800


                                                                           PROXY
                              MICREL, INCORPORATED
                               1849 FORTUNE DRIVE
                               SAN JOSE, CA 95131

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING ON MAY 27, 2004

       Raymond D. Zinn and Richard D. Crowley, Jr., or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Micrel, Incorporated (the "Company"), to be held on Thursday, May 27, 2004, and any adjournment or postponement thereof.

       Election of five directors (or if any nominee is not available for election, such substitute as the Board of Directors or the proxy holders may designate). Nominees: 01 RAYMOND D. ZINN, 02 WARREN H. MULLER, 03 LARRY L. HANSEN, 04 GEORGE KELLY AND 05 DONALD LIVINGSTONE.

                (CONTINUED, AND TO BE SIGNED ON THE OTHER SIDE)

--------------------------------------------------------------------------------
    ADDRESS CHANGE/COMMENTS (MARK THE CORRESPONDING BOX ON THE REVERSE SIDE)
--------------------------------------------------------------------------------





--------------------------------------------------------------------------------

                            ^ FOLD AND DETACH HERE ^



                                 [LOGO] MICREL

                           ANNUAL SHAREHOLDER MEETING

                             THURSDAY, MAY 27, 2004
                                    12:00 PM

                               2180 FORTUNE DRIVE
                               SAN JOSE, CA 95131


        ================================================================

                                 IMPORTANT REMINDER

         Whether or not you plan to attend this meeting, your vote is important to us. WE URGE YOU TO COMPLETE, DETACH AND MAIL THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED ENVELOPE.

        ================================================================

          We look forward to seeing you at the meeting. On behalf of the management and directors of Micrel, Incorporated, we want to thank you for your support.